                                                                    EXHIBIT 99.1


     The following presents the unaudited consolidated financial statements of Infinium Software, Inc. as of September 30, 2002 and 2001, and for each of the three fiscal years ended September 30, 2002, 2001 and 2000. The information presented below for the fiscal year ended September 30, 2002 is unaudited and does not include footnote disclosure, but does include all adjustments (consisting only of normal recurring entries) which Infinium's management believes to be necessary for the fair presentation of the financial position, results of operations, and changes in cash flows for the period presented.

     Certain prior year amounts have been reclassified to conform with current year's presentation.

                             INFINIUM SOFTWARE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    UNAUDITED


(IN THOUSANDS, EXCEPT PER SHARE DATA)                                               SEPTEMBER 30,
                                                                              -----------------------
                                                                                2002           2001
                                                                              --------       --------
ASSETS
Current assets:
   Cash and cash equivalents                                                  $ 24,843       $ 13,210
   Marketable securities at fair market value                                      511          2,076
   Accounts receivable, less allowance for doubtful accounts
      of $438 and $1,876 at September 30, 2002 and 2001, respectively            6,447          6,841
   Prepaid expenses and other current assets                                     1,195          2,499
   Net current assets of discontinued operations                                    --            233
                                                                              --------       --------
      Total current assets                                                      32,996         24,859
                                                                              --------       --------

Property and equipment, net                                                      5,316          6,958
Capitalized software development costs, net                                        477          1,122
Other assets                                                                     2,738          2,358
                                                                              --------       --------
      Total assets                                                            $ 41,527       $ 35,297
                                                                              ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
      Accounts payable                                                        $  2,232       $  4,345
      Accrued expenses                                                           9,015         13,599
      Income taxes payable                                                         283            282
      Lease obligations, short-term portion                                        231            239
      Deferred revenue                                                          26,272         27,588
                                                                              --------       --------
         Total current liabilities                                              38,033         46,053
                                                                              --------       --------
Lease obligations, long-term portion                                               302            524
Deferred revenue                                                                 1,430          1,400
                                                                              --------       --------
      Total liabilities                                                         39,765         47,977
                                                                              --------       --------

Commitments and contingencies

Common stock, $0.01 par value; authorized 40,000 shares, issued
   13,663 and 13,365 shares at September 30, 2002 and 2001, respectively           137            134
Additional paid-in capital                                                      39,546         38,936
Deferred stock-based compensation                                                 (154)          (297)
Accumulated deficit                                                            (37,341)       (51,362)
Accumulated other comprehensive loss                                              (229)           (69)
                                                                              --------       --------
                                                                                 1,959        (12,658)
Less: Treasury stock at cost, 96 and 171 shares at September 30,
      2002 and 2001, respectively                                                 (197)           (22)
                                                                              --------       --------
      Total stockholders' equity (deficit)                                       1,762        (12,680)
                                                                              --------       --------
      Total liabilities and stockholders' equity (deficit)                    $ 41,527       $ 35,297
                                                                              ========       ========

                             INFINIUM SOFTWARE, INC.
                          CONSOLIDATED INCOME STATEMENT
                                    UNAUDITED

(IN THOUSANDS, EXCEPT PER SHARE DATA)                                  FISCAL YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------
                                                                      2002           2001           2000
                                                                    --------       --------       ---------
Revenue:
    Software license fees                                           $ 10,700       $ 10,363       $  20,473
    Services revenue                                                  55,992         66,347          76,108
                                                                    --------       --------       ---------
          Total revenue                                               66,692         76,710          96,581
                                                                    --------       --------       ---------
Operating costs and expenses:
    Cost of software license fees                                      1,582          8,157           7,101
    Cost of services                                                  16,873         21,944          35,410
    Research and development                                          10,239         16,165          21,296
    Sales and marketing                                               17,405         27,182          36,102
    General and administrative                                         7,541         16,431          15,620
                                                                    --------       --------       ---------
          Total operating costs and expenses                          53,640         89,879         115,529
                                                                    --------       --------       ---------
Income (loss) from operations                                         13,052        (13,169)        (18,948)
Other income, net                                                         93             22           6,104
Gain on sale of subsidiary                                               337             --              --
                                                                    --------       --------       ---------
Income (loss) from continuing operations before provision
   for (benefit from) income taxes                                    13,482        (13,147)        (12,844)
Provision for (benefit from) income taxes                               (539)        (2,284)          6,860
                                                                    --------       --------       ---------
Net income (loss) from continuing operations                          14,021        (10,863)        (19,704)
Discontinued operations:
     Loss from operations of ASP segment                                  --        (11,658)         (8,112)
     Loss from disposal of ASP segment                                    --         (1,811)             --
                                                                    --------       --------       ---------
Net income (loss)                                                   $ 14,021       $(24,332)      $ (27,816)
                                                                    ========       ========       =========
Income (loss) per share data:
    Basic income (loss) per share from continuing operations        $   1.07       $  (0.84)      $   (1.56)
                                                                    ========       ========       =========
    Diluted income (loss) per share from continuing operations      $   0.98       $  (0.84)      $   (1.56)
                                                                    ========       ========       =========
    Basic and diluted loss per share from ASP segment               $     --       $  (1.04)      $   (0.64)
                                                                    ========       ========       =========
    Basic income (loss) per share                                   $   1.07       $  (1.88)      $   (2.20)
                                                                    ========       ========       =========
    Diluted income (loss) per share                                 $   0.98       $  (1.88)      $   (2.20)
                                                                    ========       ========       =========
    Weighted average shares outstanding - basic                       13,153         12,941          12,668
                                                                    ========       ========       =========
    Weighted average shares outstanding - diluted                     14,361         12,941          12,668
                                                                    ========       ========       =========

                             INFINIUM SOFTWARE, INC.
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                                    UNAUDITED

  FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2002, 2001, AND 2000 (IN THOUSANDS)


                                                                                     Accumulated
                                                            Deferred    Retained        Other                   Total      Compre-
                                Common          Additional    Stock     Earnings    Comprehensive Treasury  Stockholders'  hensive
                                Shares  Common   Paid-In    Compensa- (Accumulated     Income       Stock      Equity      Income
                                Issued   Stock   Capital      tion      Deficit)       (Loss)      At Cost    (Deficit)    (Loss)
                                ---------------------------------------------------------------------------------------------------

Balance at September 30, 1999   12,607  $ 126    $ 36,306       --      $  1,188      $ (257)     $(2,020)    $ 35,343
                                ---------------------------------------------------------------------------------------
Stock issued in connection
  with Dexton acquisition          320      3       1,837                                                        1,840
Treasury stock reissued
  upon exercise of stock
  options and employee
  stock purchase plan                                 184                   (248)                   1,810        1,746
Comprehensive loss:
  Net loss for the year                                                  (27,816)                              (27,816)   $ (27,816)
  Unrealized gain on
    marketable equity
    securities                                                                           525                       525          525
  Cumulative translation
    adjustment                                                                            25                        25           25
                                                                                                                          ---------
    Comprehensive loss                                                                                                    $ (27,266)
                                ------------------------------------------------------------------------------------------=========
Balance at September 30, 2000   12,927    129      38,327       --       (26,876)        293         (210)      11,663
                                ---------------------------------------------------------------------------------------
Issuance of restricted stock       430      4         855   $ (859)
Executive option compensation                          62      (62)
New shares issued for employee
  stock purchase plan                8      1          11                                                           12
Treasury stock reissued for
  employee stock purchase plan                         36                   (154)                     210           92
Purchase of treasury stock
  at cost                                                                                             (22)         (22)
Amortization of deferred
  stock compensation                                           269                                                 269
Cancellation of restricted
  stock                                              (355)     355
Comprehensive loss:
  Net loss for the year                                                  (24,332)                              (24,332)   $ (24,332)
  Unrealized loss on marketable
    equity securities                                                                   (571)                     (571)        (571)
  Cumulative  translation
    adjustment                                                                           209                       209          209
                                                                                                                          ---------
    Comprehensive loss                                                                                                    $ (24,694)
                                ------------------------------------------------------------------------------------------=========
Balance at September 30, 2001   13,365    134      38,936     (297)      (51,362)        (69)         (22)     (12,680)
                                ---------------------------------------------------------------------------------------
Issuance of restricted stock       296      3         231     (234)
New shares issued for employee
  stock purchase plan                                  57                                               7           64
Purchase of treasury stock
  at cost                                                                                            (205)        (205)
Amortization of deferred
  stock compensation                                           275                                                 275
Cancellation of
  restricted stock                                   (102)     102                                     (8)          (8)
Exercise of stock options            2                424                                              31          455
Comprehensive income:
  Net income for the year                                                 14,021                                14,021    $  14,021
  Unrealized loss on
    marketable equity
    securities                                                                           (53)                      (53)          53
  Cumulative  translation
    adjustment                                                                          (107)                     (107)        (107)
                                                                                                                          ---------
    Comprehensive income                                                                                                  $  13,967
                                ------------------------------------------------------------------------------------------=========
Balance at September 30, 2002   13,663  $ 137    $ 39,546   $ (154)     $(37,341)     $ (229)     $  (197)    $  1,762
                                =======================================================================================

                             INFINIUM SOFTWARE, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                    UNAUDITED

(IN THOUSANDS)                                                     FISCAL YEAR ENDED SEPTEMBER 30,
                                                                  ----------------------------------
                                                                    2002         2001         2000
                                                                  --------     --------     --------
Cash flows from operating activities:
   Net income (loss)                                              $ 14,021     $(24,332)    $(27,816)
   Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities:
         Loss from discontinued operations                              --       11,658        8,112
         Loss on disposal of discontinued operations                    --        1,811           --
         Depreciation and amortization                               3,090       11,123        8,680
         Write-down of goodwill and intangibles                         --        3,937           --
         Loss on disposal of fixed assets                               62          546           --
         Write-down of marketable securities                            58          331           --
         Non-cash compensation                                         275          270           --
         Allowance for doubtful accounts                               387          217         (271)
         Deferred income taxes                                          --           --        7,295
         Gain on sale of Dexton                                       (337)          --           --
         Changes in operating assets and liabilities,
           net of effects from
            corporate acquisitions:
               Accounts receivable                                    (375)       8,807        1,404
               Prepaid expenses and other current assets             1,149        1,955         (325)
               Other assets                                           (350)          --         (163)
               Accounts payable                                     (1,243)      (2,473)      (1,233)
               Accrued expenses                                     (3,306)      (2,360)       1,519
               Income taxes payable                                     30         (149)        (315)
               Deferred revenue                                       (866)      (7,204)      (1,574)
                                                                  --------     --------     --------
         Net cash provided by (used in) continuing operations:      12,595        4,137       (4,687)
         Net cash used in discontinued operations:                  (1,647)      (5,836)     (14,886)
                                                                  --------     --------     --------
         Net cash provided by (used in) operating activities:       10,948       (1,699)     (19,573)
                                                                  --------     --------     --------
Cash flows from investing activities:
   Proceeds from sale of Dexton                                          5           --           --
   Purchase of marketable securities                                    --       (4,123)      (4,148)
   Sale of marketable securities                                     1,453        4,219       25,713
   Purchase of property and equipment                                 (454)        (658)      (2,877)
   Capitalization of internal software development costs              (265)      (2,353)      (1,557)
   Corporate acquisitions, net of cash acquired                         --           --       (4,575)
                                                                  --------     --------     --------
          Net cash provided by (used in) investing activities          739       (2,915)      12,556
                                                                  --------     --------     --------
Cash flows from financing activities:
   Proceeds from the exercise of stock options
      and employee stock purchase plan                                 519          104        1,746
   Payments on capital lease obligations                              (230)        (143)          --
   Purchase of treasury stock                                         (213)         (22)          --
                                                                  --------     --------     --------
      Net cash (used in) provided by financing activities               76          (61)       1,746
                                                                  --------     --------     --------
Effect of foreign exchange rate on cash                               (130)         220         (163)
Net increase (decrease) in cash and cash equivalents                11,633       (4,455)      (5,434)
                                                                  --------     --------     --------
Cash and cash equivalents, beginning of year                        13,210       17,665       23,099
Cash and cash equivalents, end of year                            $ 24,843     $ 13,210     $ 17,665
                                                                  ========     ========     ========
Supplemental cash flow information:
   Cash paid during the year for:
      Interest                                                    $    133     $    117     $     25
      Income taxes paid (refunded), net of refunds received       $   (584)    $ (2,089)    $   (785)
Supplemental disclosure of non-cash investing and
  financing activities:
   Equipment purchased under capital leases                       $     --     $    338     $     --
   Common stock issued in acquisition                             $     --     $     --     $  1,840
   Note payable incurred in acquisition                           $     --     $     --     $  1,500
   Issuance of restricted stock                                   $    234     $    859     $     --